UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTIONS 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 2, 2010

AVID TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	0-21174 (Commission File Number)	04-2977748 (I.R.S. Employer Identification No.)
One Park West, Tewksbury, MA (Address of Principal Executive Offices)	01876 (Zip Code)
Registrant's telephone number, including area code: (978) 640-6789
_____________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)	Compensatory Arrangements of Certain Officers

           On March 2, 2010, the 162(m) subcommittee of the Board of Directors of Avid Technology, Inc. (the “Company”) made modifications to the vesting terms of certain performance-based stock options previously granted to certain of the Company’s named executive officers.

           Prior to the modifications, the options were to vest as follows:

•	50% of the underlying shares vest on a performance-based schedule tied to the Company’s stock price as follows:

•
50% of these shares vest at the end of the first 20 consecutive trading day period following the grant date during which the Company’s common stock trades at a price per share equal to or greater than $50.84; and

•
50% of these shares vest at the end of the first 20 consecutive trading day period following the grant date during which the Company’s common stock trades at a price per share equal to or greater than $76.26; and

•
50% of the underlying shares vest on a performance-based schedule tied to the Company’s annual return on equity (“ROE”), as measured by improvements against a baseline ROE.  As the Company’s ROE improves from a minimum of 2% over the baseline, an increasing number of shares will vest.  The shares vest in full when ROE improves 14% over the baseline.  ROE is determined using non-GAAP pre-tax net income as published in the Company’s earnings releases, divided by the average common stockholder equity during the same period.  Additionally, these shares vest in full at the end of the first 20 consecutive trading day period following the grant date during which the Company’s common stock trades at a price per share of at least $101.68.  Any shares that are not vested at the end of the seventh calendar year will be forfeited.

           The modifications provide that the underlying shares that were to vest based on stock price will also be subject to vesting in accordance with the ROE-based vesting criteria described below, so that such shares could also vest on the achievement of annual ROE targets, as follows:

Annual ROE Targets for the Shares Vesting at $50.84	Percentage of Stock Option to Vest	Annual ROE Targets for the Shares Vesting at $76.26
5%	20%	10%
6.25%	35%	11.25%
7.50%	50%	12.50%
8.75%	75%	13.75%
10%	100%	15%

           The following table sets forth the options held by the Company’s named executive officers that were affected by the modifications:

Executive	Award Grant Date	Number of Shares Underlying Modified Performance-Based Options that Vest at a Share Price of:
		$50.84	$76.26
Gary G. Greenfield	December 19, 2007	150,000	150,000
Ken Sexton	January 28, 2008	50,000	50,000
Kirk E. Arnold	February 11, 2008	50,000	50,000

SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVID TECHNOLOGY, INC.
(Registrant)
Date:	March 8, 2010	By:	/s/ Paige Parisi
Paige Parisi Vice President, General Counsel, and Corporate Secretary